THE ADVISORS’ INNER CIRCLE FUND

Loomis Sayles Full Discretion Institutional Securitized Fund

(the “Fund”)

Supplement dated December 23, 2020 to:

•	The Fund’s Summary Prospectus, dated March 1, 2020 (the “Summary Prospectus”);
•	The Fund’s Statutory Prospectus, dated March 1, 2020 (the “Statutory Prospectus,” together with the Summary Prospectus, the “Prospectuses”); and
•	The Fund’s Statement of Additional Information, dated March 1, 2020 (the “SAI”).

This supplement provides new and additional information beyond that contained in the Fund’s Prospectuses and SAI and should be read in conjunction with the Fund’s Prospectuses and SAI.

Effective January 1, 2021, Kyra A. Fecteau was appointed Co-Portfolio Manager of the Fund. Ms. Fecteau, along with current Co-Portfolio Managers, Alessandro Pagani and Stephen L’Heureaux, will be jointly and primarily responsible for the day to day management of the Fund. Accordingly, effective January 1, 2021, the Fund’s Prospectuses and SAI are hereby amended and supplemented as follows:

1.	In the “Portfolio Managers” section of the Summary Prospectus and the corresponding sections of the Statutory Prospectus, the following disclosure is hereby added:

Ms. Kyra A. Fecteau, CFA, Vice President, Strategist for the Mortgage and Structured Finance team, and Co-Portfolio Manager for the Investment Grade Securitized Credit and the High Yield Securitized Credit Strategies, has managed the Fund since 2021.

2.	In the “Portfolio Managers” section on page 10 of the Statutory Prospectus, the following paragraph is hereby added:

Ms. Kyra A. Fecteau, CFA, Vice President, Strategist for the Mortgage and Structured Finance team, and Co-Portfolio Manager for the Investment Grade Securitized Credit and the High Yield Securitized Credit Strategies, joined the Adviser in 2015 and has over 12 years of investment management experience. Prior to joining the Adviser, Ms. Fecteau worked at Merganser Capital Management where she was a structured products research analyst, trader and co-portfolio manager of their CMBS unconstrained portfolio. Prior to this, she was an internal audit officer at State Street Corporation. She earned a B.A. from Stonehill College.

3.	In the section of the SAI titled “The Portfolio Managers,” under the subsection titled “Fund Shares Owned by the Portfolio Managers,” the following information is hereby added to the table:

Name	Dollar Range of Fund Shares Owned [2]
Kyra A. Fecteau, CFA	None

[2]	Valuation date is September 30, 2020.

4.	In the section of the SAI titled “The Portfolio Managers,” the following information is added to the table under the subsection titled “Other Accounts”:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Kyra A. Fecteau, CFA (information as of 9/30/20)	0	$0	0	$0	1	$120.0 million

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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